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                                                                 EXHIBIT 10.10.1

                                AMENDMENT NO. 1
                                       TO
                         MANAGEMENT SERVICES AGREEMENT

    Amendment No. 1 to Management Services Agreement dated as of July 1, 1997 ("Amendment") by and between BALLANTYNE OF OMAHA, INC., a Delaware corporation ("Ballantyne") and CANRAD INC., a Delaware corporation ("Canrad").

                                  WITNESSETH:

    WHEREAS, Ballantyne and Canrad are parties to a Management Services Agreement dated as of September 12, 1995 (the "Agreement"); and

    WHEREAS, Ballantyne and Canrad desire to amend the Agreement with respect to the amount of a certain fee due thereunder;

    NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter set forth, the parties hereto, desiring to be legally bound, do hereby agree as follows:

    1. Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

        3.1 Management Fee. In consideration of the services to be rendered by Canrad hereunder, Ballantyne shall pay to Canrad a monthly fee of $12,500 (the "Management Fee"), together with any relevant sales taxes during each year that this Agreement remains in effect. The Management Fee shall be paid in arrears within ten (10) days after the end of each month included within the term of this Agreement.

    2. Except as expressly amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused the execution of this Amendment as of the date first above written.

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
                                BALLANTYNE OF OMAHA, INC.

                                By:             /s/ ARNOLD S. TENNEY
                                     -----------------------------------------
                                                  Arnold S. Tenney
                                               Chairman of the Board

                                CANRAD INC.

                                By:             /s/ ARNOLD S. TENNEY
                                     -----------------------------------------
                                                  Arnold S. Tenney
                                               Chairman of the Board
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